                                  EXHIBIT 99


                       FIRST BOLIVAR CAPITAL CORPORATION
                             308 E. SUNFLOWER ROAD
                         CLEVELAND, MISSISSIPPI 38732

                                     PROXY

         This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Roy Collins, James Tims and Donald J. Blackwood, M.D. or either of them (with full power to act alone and to appoint a substitute, except no officer or employee of the Bank may act as a proxy), as Proxies, and hereby authorizes them to represent and to vote all the shares of common stock of First Bolivar Capital Corporation ("Bolivar") held of record by the undersigned on November 1, 1998, at the special meeting of shareholders (the "Meeting") to be held on December 30, 1998, at 1:00 p.m., local time, and at any and all adjournments thereof as follows:

1. The proposal to approve and adopt the Agreement and Merger Agreement of Merger and related merger agreements among First M&F Corporation ("First M&F") and Bolivar whereby Bolivar will be merged into First M&F and First National Bank of Bolivar County will be merged into Merchants & Farmers Bank.

          FOR                   AGAINST             ABSTAIN
             --------                  --------            --------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" Proposal 1.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR DISCRETION.

Please sign exactly as your name appears on certificate(s) representing shares to be voted by this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in full partnership name by an authorized person. If shares are held as joint tenants, each holder should sign.

Dated ___________________, 1998


________________________                    ________________________
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
ENVELOPE

                     FIRST NATIONAL BANK OF BOLIVAR COUNTY
                             308 E. SUNFLOWER ROAD
                         CLEVELAND, MISSISSIPPI 38732

                                     PROXY

         This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Roy Collins, James Tims and Donald J. Blackwood, M.D. or either of them (with full power to act alone and to appoint a substitute, except no officer or employee of the Bank may act as a proxy), as Proxies, and hereby authorizes them to represent and to vote all the shares of common stock of First National Bank of Bolivar County ("Bank") held of record by the undersigned on November 1, 1998, at the special meeting of shareholders (the "Meeting") to be held on December 30, 1998, at 1:00 p.m., local time, and at any and all adjournments thereof as follows:

1. The proposal to approve and adopt the Agreement and Merger Agreement of Merger and related merger agreements among First M&F Corporation ("First M&F") and First Bolivar Capital Corporation ("Bolivar") whereby Bolivar will be merged into First M&F and Bank will be merged into Merchants & Farmers Bank.

     FOR _________    AGAINST _________   ABSTAIN ________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" Proposal 1.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR DISCRETION.

Please sign exactly as your name appears on certificate(s) representing shares to be voted by this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in full partnership name by an authorized person. If shares are held as joint tenants, each holder should sign.

Dated ___________________, 1998


________________________                     ________________________
SIGNATURE OF SHAREHOLDER                     SIGNATURE OF SHAREHOLDER

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
ENVELOPE